EXHIBIT INDEX




SUB-ITEM 77B

     Accountant's report on internal control.
     Filed herein as Exhibit 99.77B.

SUB-ITEM 77Q1 (a)

     Amendment  No. 10 to Master Trust Agreement.
     Filed  herein  as  Exhibit 99.77Q1(a)